Exhibit 10.1

AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

This Amendment to Convertible Promissory Note (this “Amendment”) is entered into as of April 13, 2023, by and between Streeterville Capital, LLC, a Utah limited liability company (“Lender”), and China Pharma Holdings, Inc., a Nevada corporation (“Borrower”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Note (as defined below).

A. Borrower previously issued to Lender a Convertible Promissory Note dated November 17, 2021 in the principal amount of $5,250,000.00 (the “Note”).

B. Borrower has requested that Lender extend the Maturity Date of the Note (the “Extension”).

C. Lender has agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to grant the Extension.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Extension. The Maturity Date for the Note is hereby extended until May 19, 2024.

3. Extension Fee. In consideration of Lender’s grant of the Extension, its fees incurred in preparing this Amendment and other accommodations set forth herein, Borrower agrees to pay to Lender an extension fee equal to two percent (2%) of the Outstanding Balance of the Note (the “Extension Fee”). The Extension Fee is hereby added to the Outstanding Balance as of the date of this Amendment. Lender and Borrower further agree that the Extension Fee is deemed to be fully earned as of the date hereof, and is nonrefundable under any circumstance, and that the Extension Fee starts from the date of this Amendment for Rule 144 purposes. Borrower represents and warrants that as of the date hereof the Outstanding Balance of the Note, following the application of the Extension Fee, is $3,348,065.42.

4. Redemption Conversion Price. In consideration of Lender’s grant of the Extension, the definition of the Redemption Conversion Price is deleted in its entirety and replaced with the following: “Redemption Conversion Price” means 82% multiplied by the lowest VWAP during the ten (10) Trading Days immediately preceding the applicable measurement date.

5. Definitions. The following defined terms shall be added to the end of Attachment 1 of the Note:

(a) “Average Amount Redeemed” means the portion of the Outstanding Balance redeemed pursuant to Section 8 during the Calculation Period divided by the number of months elapsed in the Calculation Period.

(b) “Calculation Period” means the number of full calendar months elapsed during the period beginning on April 1, 2023.”

(c) “Minimum Monthly Redemption Amount” means $150,000.00 per calendar month.

6. Redemptions. Section 8.1 of the Note is deleted in its entirety and replaced with the following:

8.1. Redemption Conversions. Beginning on the date that is one hundred twenty-one (121) days from the Purchase Price Date, Lender shall have the right, exercisable at any time in its sole and absolute discretion, to redeem all or any portion of the Note (such amount, the “Redemption Amount”), subject to the Maximum Monthly Redemption Amount and the Minimum Monthly Redemption Amount, by providing Borrower with a notice substantially in the form attached hereto as Exhibit B (each, a “Redemption Notice”, and each date on which Lender delivers a Redemption Notice, a “Redemption Date”). For the avoidance of doubt, Lender may submit to Borrower one (1) or more Redemption Notices in any given calendar month; provided that the aggregate Redemption Amounts in such calendar month reaches the Minimum Monthly Redemption Amount but do not exceed the Maximum Monthly Redemption Amount. Payments of each Redemption Amount may be made (a) in cash, or (b) by converting such Redemption Amount into Common Stock (“Redemption Conversion Shares”, and together with the Lender Conversion Shares, the “Conversion Shares”) in accordance with this Section 8.1 (each, a “Redemption Conversion”) per the following formula: the number of Redemption Conversion Shares equals the portion of the applicable Redemption Amount being converted divided by the Redemption Conversion Price, or (c) by any combination of the foregoing, so long as the cash is delivered to Lender on the third Trading Day immediately following the applicable Redemption Date and the Redemption Conversion Shares are delivered to Lender on or before the applicable Delivery Date (as defined below). Notwithstanding the foregoing, Borrower will not be entitled to elect a Redemption Conversion with respect to any portion of any applicable Redemption Amount and shall be required to pay the Redemption Amount in cash, if on the applicable Redemption Date there is an Equity Conditions Failure, and such failure is not waived in writing by Lender. At the last day of any calendar month, if the amount redeemed in such calendar month is less than the Minimum Monthly Redemption Amount, then Borrower will be obligated to redeem, in cash, a portion of the Note equal to the difference between the aggregate Redemption Amounts in such calendar month and the Minimum Monthly Redemption Amount (the “Minimum Redemption Obligation”). In the event Borrower fails to meet its Minimum Redemption Obligation in a given month, then the Outstanding Balance will automatically be increased by one percent (1%); provided, however, the Minimum Redemption Obligation will not apply if for any given month during the Calculation Period, the Average Amount Redeemed is greater than the Minimum Monthly Redemption Amount.

7. Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.

(b) There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

(c) Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Transaction Documents.

(d) Borrower has no defenses, affirmative or otherwise, against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, exist or existed, such defenses are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(e) Borrower represents and warrants that as of the date hereof no Events of Default or other material breaches exist under the Transaction Documents or have occurred prior to the date hereof.

8. Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with the Extension or any other amendment to the Note granted herein.

9. Other Terms Unchanged. The Note, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Note after the date of this Amendment is deemed to be a reference to the Note as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Note, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Note, as in effect prior to the date hereof. For the avoidance of doubt, this Amendment shall be subject to the governing law, venue, and Arbitration Provisions, as set forth in the Note.

10. No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Amendment, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

12. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

LENDER:

Streeterville Capital, LLC

By:	/s/ John M. Fife
John M. Fife, President

BORROWER:

China Pharma Holdings, Inc.

By:	/s/ Zhilin Li
Name:	Zhilin Li
Title:	CEO

[Signature Page to Amendment to Convertible Promissory Note]

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